UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):	February 15, 2008

HYDROGEN ENGINE CENTER, INC.
(Exact name of registrant as specified in its charter)

NEVADA	000-50542	82-0497807
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2502 East Poplar Street, Algona, Iowa 50511
(Address of principal executive offices)

Registrant's telephone number, including area code: (515) 295-3178

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

*Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On February 21, 2008, Stephen T. Parker was appointed to the company’s board of directors. Mr. Parker will be filling a vacancy on the board created by the resignation of Edward T. Berg. Mr. Berg resigned on February 15, 2008, citing the need to concentrate on other business matters. Ted Hollinger, and others at HEC, accepted his resignation with regret, expressing their sincere appreciation for the talent, dedication and effort given by Mr. Berg to HEC during his tenure as a director.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(c) EXHIBITS

Exhibit No.	Description of Exhibit

99.1	Press Release issued by Hydrogen Engine Center, Inc., dated February 22, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HYDROGEN ENGINE CENTER, INC.
(Registrant)
By: /s/ Sandra Batt
Name: Sandra Batt
Title: Chief Financial Officer

Date: February 22, 2008

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press Release issued by Hydrogen Engine Center, dated February 22, 2008.